SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               February 12, 1998
               (Date of Report, date of earliest event reported)



                                  VALHI, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                1-5467              87-011015
        (State or other          (Commission          (IRS Employer
        jurisdiction of          File Number)         Identification
         incorporation)                                    No.)



      5430 LBJ Freeway, Suite 1700, Dallas, TX      75240-2697
      (Address of principal executive offices)      (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Item 5: Other Events

     On February 12, 1998, the registrant, Valhi, Inc., issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7:   Financial Statements,  Pro Forma  Financial Information and Exhibits

          (c)  Exhibit

          Item No.      Exhibit Index
          ----------    ------------------------------------------
          99.1          Press release dated February 12, 1998 issued by Valhi,
                        Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VALHI, INC.
                                (Registrant)




                                By:  /s/ Steven L. Watson
                                    -----------------------------
                                    Steven L. Watson
                                    Vice President & Secretary



Date:  February 12, 1998